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                                               EXHIBIT 5. (a)


                                               THE
                                               EXCHEQUER
                                               ANNUITY
                                               APPLICATION

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                                                          [LOGO OF SECURITY LIFE
                                                         ING GROUP APPEARS HERE]

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                 The Exchequer Annuity Application Instructions

If you need assistance completing this application, a Security Life Customer Service Representative will be happy to help you. Please call us toll-free at 1-800-933-5858.

Initial Purchase Payment
Please indicate the amount of money you are initially investing in The Exchequer Annuity. The minimum initial amount is $5,000 ($1,000 for IRAs). Make the check(s) payable to: The Exchequer Annuity - Security Life of Denver.

Annuity Date
On the Annuity Date you select, The Exchequer Annuity will begin to make Annuity Payments to the Annuitant. You can elect any Annuity Date (but no earlier than the second Contract Anniversary) up through the Annuitant's 85th birthday or the tenth Contract Anniversary, whichever is later. If this is a Qualified Contract, distributions must begin no later than the first day of April following the calendar year in which you reach age 70 1/2.

Dollar Cost Averaging
You must have at least $10,000 of Accumulation Value in the Fidelity Investments Money Market Division or the Neuberger & Berman Limited Maturity Bond Division to exercise this option. The minimum transfer amount each month is $100. The maximum transfer amount is equal to the Accumulation Value in the Division from which the transfer originates when the election is made, divided by 12. You may specify a date for Dollar Cost Averaging to terminate. You may also specify a dollar amount so that when the Accumulation Value reaches this dollar amount, Dollar Cost Averaging would terminate.

Automatic Rebalancing
If you elect this feature, each quarter we will transfer amounts among the Variable Account Divisions so that the percentages of your Accumulation Value match your requested percentage allocations. Unless you specify otherwise, these percentage allocations will match your initial Purchase Payment allocations.

Systematic Income Program
The Exchequer Annuity allows for income to be withdrawn prior to the Annuity Date. If you select a monthly withdrawal, the maximum amount is 1.25% of your Accumulation Value. The maximum amount for quarterly withdrawals is 3.75% of your Accumulation Value. The minimum withdrawal amount is $100. The Systematic Income Program will not be processed unless Section 10 of this application is completed in its entirety.

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What is the primary purpose of the annuity?

[_] Retirement Funding                  [_] Income Distribution-Life Proceeds
[_] Business/Qualified                  [_] Savings
[_] Business/Non-Qualified              [_] Tax Deferral
[_] Personal                            [_] Competitive rates

[_] Structured Settlement               [_] Creditor Proof
[_] Safety/Guarantees                   [_] Other
[_] Relief From Management of Funds              ------------------------
[_] Avoid Probate                           -----------------------------
                                            -----------------------------
Who was the Primary Decision-Maker(s)

[_] Annuitant                           [_] Trustee
[_] Annuitant and Spouse                [_] Accountant/Attorney

[_] Child/Children                      [_] Other
[_] Parent                                       ------------------------
                                            -----------------------------
Occupation of Annuitant

[_] Professional         [_] Manager/Administrator     Retired
[_] Business Owner       [_] Technical                 Other
                                                            -------------
Marital Status

[_] Single      [_] Married      [_] Divorced     [_] Separated     [_] Widowed

Who Is:           Annuitant  Spouse   Business   Other (Specify)
   Owner            [_]       [_]       [_]         [_]
                                                       -------------------------
   Beneficiary      [_]       [_]       [_]         [_]
                                                       -------------------------
   Premium Payor    [_]       [_]       [_]         [_]
                                                       -------------------------

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[LOGO OF SECURITY LIFE ING GROUP APPEARS HERE]

Security Life of Denver Insurance Company                            Application
P. O. Box 173763, Denver, CO 80217-3763                    The Exchequer Annuity
1-800-933-5858                                        Deferred Combination Fixed
                                                       and Variable Annuity

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1 Contract                  Name
  Owner(s)                      ------------------------------------------------
                            Address
                                   ---------------------------------------------
                            Telephone
                                     -------------------------------------------

                            ----------------------------------------------------
                            Social Security Number
                                                  ------------------------------

                            Date of Birth ___/___/___    Sex [_] Male [_] Female

                            ----------------------------------------------------
                            [_] Joint Owner

                            Name
                                ------------------------------------------------

                                ------------------------------------------------
                            Address
                                   ---------------------------------------------
                            Social Security Number
                                                  ------------------------------

                            Date of Birth ___/___/___    Sex [_] Male [_] Female

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2 Annuitant                 Name
  (If other than Owner)         ------------------------------------------------
                            Address
                                   ---------------------------------------------
                            Telephone
                                     -------------------------------------------

                            ----------------------------------------------------
                            Social Security Number
                                                  ------------------------------
                            Date of Birth ___/___/___    Sex [_] Male [_] Female

                            ----------------------------------------------------
                            [_] Joint Owner  or  [_] Contingent Annuitant

                            Name
                                ------------------------------------------------

                            ----------------------------------------------------
                            Address
                                   ---------------------------------------------
                            Social Security Number
                                                  ------------------------------
                            Date of Birth ___/___/___    Sex [_] Male [_] Female

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3 Beneficiary(ies)          PRIMARY BENEFICIARY(ies)
                            Print Full Name                   %     Relationship

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------



                            CONTINGENT BENEFICIARY(ies)
                            Print Full Name                   %     Relationship

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

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4 Initial Purchase          Initial Purchase Payment $
  Payment/                                            --------------------------
  Annuity Date              (see instructions)

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                            Annuity Date
                                                      --------------------------
                            (see instructions)

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5 Initial Purchase          Allocate your Initial Purchase Payment among the
  Payment Allocation        Divisions listed below. Please use whole
                            percentages. If you elect to invest in a particular
                            Division, at least 1% of your Purchase Payment must be allocated to that Division, provided that the allocation to each Division is at least $100. The total must equal 100%.

                            AIM
                                    % V.I. Government Securities
                            --------
                                    % V.I. Capital Appreciation
                            --------

                            Alger American
                                    % Small Capitalization
                            --------
                                    % MidCap Growth
                            --------
                                    % Growth
                            --------
                                    % Leveraged AllCap
                            --------

                            Fidelity Investments
                                    % Asset Manager
                            --------
                                    % Growth Portfolio
                            --------
                                    % Overseas
                            --------
                                    % Money Market
                            --------
                                    % Index 500
                            --------

                            INVESCO
                                    % Industrial Income
                            --------
                                    % High Yield
                            --------
                                    % Utilities
                            --------
                                    % Total Return
                            --------
                                    % VIF Small Company Growth
                            --------

                            Neuberger & Berman
                                    % Limited Maturity Bond
                            --------
                                    % Growth Portfolio
                            --------
                                    % Partners Portfolio
                            --------

                            Van Eck
                                    % Worldwide Hard Assets
                            --------
                                    % Worldwide Emerging Markets
                            --------
                                    % Worldwide Bond
                            --------
                                    % Worldwide Real Estate
                            --------

                                    % Guaranteed Interest
                            --------

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6 Dollar Cost               Please transfer $______________ from my (check one
  Averaging                 only) [_] Fidelity Investments Money Market
  (see instructions)        Division [_] Neuberger & Berman Limited Maturity
                            Bond Division into the other Division(s) selected
  [_] Check if you wish     below (whole numbers only, minimum 1%, provided
      to select this        that the allocation to each Division is at least
                            $100):

                            AIM
                                    % V.I. Government Securities
                            --------
                                    % V.I. Capital Appreciation
                            --------

                            Alger American
                                    % Small Capitalization
                            --------
                                    % MidCap Growth
                            --------
                                    % Growth
                            --------
                                    % Leveraged AllCap
                            --------

                            Fidelity Investments
                                    % Asset Manager
                            --------
                                    % Growth Portfolio
                            --------
                                    % Overseas
                            --------
                                    % Money Market
                            --------
                                    % Index 500
                            --------

                            INVESCO
                                    % Industrial Income
                            --------
                                    % High Yield
                            --------
                                    % Utilities
                            --------
                                    % Total Return
                            --------
                                    % VIF Small Company Growth
                            --------

                            Neuberger & Berman

                                    % Limited Maturity Bond
                            --------
                                    % Growth Portfolio
                            --------
                                    % Partners Portfolio
                            --------

                            Van Eck
                                    % Worldwide Hard Assets
                            --------
                                    % Worldwide Emerging Markets
                            --------
                                    % Worldwide Bond
                            --------
                                    % Worldwide Real Estate
                            --------

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7 Automatic              [_] Check if you wish to select this option
  Rebalancing            (see instructions)
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8 Type of Plan           Please indicate type of plan (If no plan is selected,
                         the type of plan will be issued as Non-Qualified):
                         [_] Non-Qualified
                         [_] Qualified   If you are funding a qualified plan,
                             please specify what type: [_] IRA: (Tax year _____)
                         [_] IRA Rollover  [_] Other____________________________
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9 Replacement            Will the Contract applied for replace any existing
                         annuity or life insurance? [_] Yes [_] No
                         If yes, please indicate the Company name, amount, type
                         of policy and termination date:
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10 Systematic            Frequency (select one)
   Income Program        [_] Monthly   [_] Quarterly
(see instructions)
                         Withdrawals to commence on _____ of __________
                                                     Day       Month
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                         Income Desired (select one)
                         [_] _____% of Accumulation Value; or [_] $___________

                         [_] I do not want to have Federal income tax withheld.
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11 Telephone Transfer    [_] Check if you wish to select this option. I/We
   and Partial           hereby authorize and direct the Customer Service
   Withdrawal            Center of Security Life of Denver Insurance Company
   Authorization         to accept telephone instructions from either the Owner
                         or _______________________________________ (insert name
                         of your registered representative if you wish the
                         representative to have telephone transfer authority) to
                         reallocate my Accumulation Value among the Divisions
                         available or to request a Partial Withdrawal. I/We
                         agree to hold harmless and indemnify Security Life for
                         any losses arising from such instructions. I/We further
                         authorize Security Life and its Customer Service Center
                         to record telephone conversations with me/us. (Initials
                         of Owner _______)
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12 Agreements and        By signing below, I/we acknowledge receipt of the
   Signatures            Prospectus for the Exchequer Annuity dated ______. I/We
                         also acknowledge receipt of the Prospectuses for the
   Read the following    Variable Account Divisions of the Exchequer Annuity.
   statements carefully  I/We understand that this Contract's cash surrender
   and sign below:       value may increase or decrease on any day depending on
                         the investment results. No minimum cash surrender value is guaranteed. This Contract is in accord with my/our anticipated financial needs.

                         Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false, incomplete, or deceptive statement of material fact may be guilty of insurance fraud.

                         I/We understand that, to the best of my/our knowledge and belief, all statements and answers in the application form are complete and true and may be relied upon in determining whether to issue the Contract. My/Our answers will form a part of any Contract to be issued, and only the Owner(s) and Security Life have the authority to modify this application.

                         If Security Life amends the application as indicated in the Amendment Section below, I/we will approve of the change by accepting the Contract where permitted by state regulation. I/We understand that any change in plan, benefits applied for, or age at issue must be agreed to in writing.

                         Under penalties of perjury, I/we certify that the Social Security/Tax Identification Number(s) shown in this application is/are correct; and I/we are not subject to backup withholding.

                         X
                         -------------------------------------------------------
                         Signature of Owner

                         -------------------------------------------------------
                         Signed at (City, State)            Date

                         -------------------------------------------------------
                         Signature of Joint Owner/Spouse (if applicable) By signing above as a spouse, I acknowledge that if this Contract is a Qualified Contract and a Beneficiary other than myself has been selected, I agree to this designation.

                         X
                         -------------------------------------------------------
                         Signature of Annuitant (if other than Owner)
                                   Please make your check(s) payable to: The
                                   Exchequer Annuity/Security Life of Denver
                                   Insurance Company.
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13 Statement of Addi-    [_] I hereby request a Statement of Additional
   tional Information    Information for the Exchequer Annuity.
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Representative's         Do you have reason to believe that the Contract
Report                   applied for will replace any existing annuity or life
                         insurance?
                         [_] Yes  [_] No

                         X
                         -------------------------------------------------------
                         Representative's Signature      Printed Name & Number
                                                         of Representative

                         -------------------------------------------------------
                         Name of Broker/Dealer/Branch    Address of
                                                         Broker/Dealer/Branch

                         -------------------------------------------------------
                         Agent Number                    Florida License Number

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HOME OFFICE    For Home Office Use Only
CORRECTIONS
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